UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 11, 2004

                                RAMP CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                     0-24768                 84-1123311
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)          Identification No.)


              33 Maiden Lane, New York, NY                       10038
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        (Address of Principal Executive Offices)               (Zip Code)


                                 (212) 440-1500
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.

         On August 11, 2004, Ramp Corporation (the "Company") issued a press release announcing that its HealthRamp, Inc. subsidiary enrolled 620 physicians under a revenue-generating service agreement it entered into with a major pharmacy benefit manager on August 15, 2003. A copy of that press release is attached to this Form 8-K as Exhibit 99.1


                                S I G N A T U R E


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       RAMP CORPORATION


                                       By:  /s/ Andrew Brown
                                            ------------------------------------
Date: August 11, 2004                       Name:  Andrew Brown
                                            Title: Chief Executive Officer and
                                                   President

                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------
99.1              Press release of the Company dated August 11, 2004.